Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Kellen, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 of DiaMedica Therapeutics Inc. (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DiaMedica Therapeutics Inc.

Dated: November 9, 2022

/s/ Scott Kellen
Scott Kellen
Chief Financial Officer
(Principal Financial Officer)